UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 13, 2006
POLARIS INDUSTRIES INC.
(Exact name of Registrant as specified in its charter)

Minnesota	1-11411	41-1790959

(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2100 Highway 55
Medina, Minnesota 55340

(Address of principal executive offices)
(Zip Code)

(763) 542-0500

(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
SIGNATURE
EXHIBIT INDEX
News Release

Item 2.02 Results of Operations and Financial Condition.
     On July 13, 2006, Polaris Industries Inc. (the “Company”) issued a news release announcing the Company’s second quarter financial results for the reporting period ended June 30, 2006. A copy of the Company’s news release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. On June 13, 2006, the Company also hosted its quarterly earnings conference call, which was accessible to the public. A recording of the conference call will be available through the end of the business day on July 20, 2006 by dialing 800-642-1687 in the U.S. and Canada or 706-645-9291 for international calls and entering passcode 1790160, and on the Company’s website, www.polarisindustries.com.
     The information contained in this report is furnished and not deemed to be filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Current Report shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

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SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Date: July 13, 2006

POLARIS INDUSTRIES INC.
/s/Michael W. Malone
Michael W. Malone
Vice President -- Finance, Chief Financial Officer and Secretary of Polaris Industries Inc.

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EXHIBIT INDEX

Exhibit No.	Description
99.1	News Release dated July 13, 2006 of Polaris Industries Inc.

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